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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Encompass Services Corporation of our report dated February 12, 2000, except as to Note 13, which is as of March 5, 2002, and Note 17, which is as of June 28, 2002, relating to the financial statements which appears in Encompass Services Corporation's Form 10-K/A dated July 1, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
July 1, 2002

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